# TARGETED WEST COAST PORTFOLIO

ESSEX
PROPERTY TRUST, INC.







Smith Barney Citigroup
2004 REIT CEO Conference
February 29, 2004 – March 3, 2004

The Proven Leader In West Coast Apartments

ESS LISTED NYSE

# Essex Property Trust, Inc. (NYSE:ESS)



# Overview

- Dedicated West Coast multifamily REIT
  - Formed in 1971
  - Initial Public Offering in June 1994
- Consistent operating philosophy through numerous market cycles
  - Research-based strategy
- Experienced, committed management with strong track record
  - Among the highest in total return to shareholders
  - Top four executives have worked together 18 years
  - Management/Founders currently own approximately 9% of Essex

# Current Diversified Portfolio

26,216 Multifamily Units


San Francisco Bay Area - 17%
Los Angeles County - 20%
Ventura County - 7%
Orange County - 20%
San Diego County - 12%
Seattle Metro Area - 16%
Portland Metro Area - 5%
Other Assets - 2%

- San Francisco Bay Area (4,293 units)
- Southern California (14,987 units)
- Pacific Northwest (5,444 units)
- Other Assets (578 units)

*Includes partial ownership interests.

# Why Pacific Region?

Requirements for Long-Term Success:

- Stable and high occupancy
- Predictable low risk from new construction
- Growing and diverse economy
- Limited housing supply

Pacific Region Key Characteristics:

- Permanent constraints to new supply
- Job growth expectation
- High cost of home ownership
- Large and dynamic technology component



Seattle
Washington
Portland
Oregon
California
Alameda / Contra Costa
San Francisco, Marin /San Mateo
San Jose (Silicon Valley)
Ventura
Los Angeles
Orange
San Diego

# Research-Based Strategy


New Supply of both Multifamily and Single Family Units
Job Growth Forecast
Household Growth
Household Income Growth Forecast
Apartment Vacancy Rates
Average Rents of Apartments
Single Family Home Prices
Projected Growth in Single Family Home Prices
Research Team and Proprietary Model
Rent Growth and Occupancy Rates
Ranking of 24 Submarkets
Input
Analysis
Submarket Projections
Target Acquisition or Disposition Submarkets

# 2004 Business Plan



# Key Objectives for 2004

- Same-Property NOI slightly positive – .5% increase
- Stabilize three Development Communities – (limited FFO Impact)
- Acquisitions
  - $50 million on Balance Sheet
  - $150 million in Essex Apartment Value Fund II
- Restructure or Redeem Series D&E Perpetual Preferred
- Form Essex Apartment Value Fund II
- FFO of $4.19 to $4.29 per diluted share

# Essex Apartment Value Fund, L.P.

## (Fund I)

- Formed in 2001 with Institutional Investors
- Now fully invested – $640 million (including projected leverage)
- Equity Capital – $250 Million
- Current Portfolio
  - 15 Properties (4,396 units)
  - Portfolio Concentrated in Southern California
  - 3 Development Transactions (612 units)

# Essex Apartment Value Fund, L.P.

## (Fund II)

- Targeted Equity Capitalization: $250 million
- Essex Ownership: $50 to $100 million (20% to 40%)
- Terms: Similar to Fund I
- Expected Initial Closing Date: Second Quarter 2004
- Property Focus: Increase focus on Seattle and Northern California

# 2004 Same-Property Revenue and NOI

| | 2004 Projections | |
|---|---|---|
| Region | Revenues | NOI |
| Southern California | 3.5% | 3.4% |
| Northern California | (3.6%) | (5.4%) |
| Pacific Northwest | 1.5% | 0.7% |
| Total | 1.3% | 0.5% |

# LA/Ventura: Avg. Rents vs. Jobs



$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
6,000,000
5,750,000
5,500,000
5,250,000
5,000,000
4,750,000
4,500,000
4,250,000
4,000,000
2000
2001
2002
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : 1.2%

Forecast Market Rent Growth '04- '09: 3.5%



Ratio of Rents to Median Incomes
30%
25%
20%
15%
10%

ESSEX
PROPERTY TRUST, INC.

ESS
LISTED
NYSE

# Orange Co MSA: Avg. Rents vs. Jobs


$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
1,620,000
1,520,000
1,420,000
1,320,000
1,220,000
1,120,000
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **2.0%**

Forecast Market Rent Growth '04- '09: **4.0%**


Ratio of Rents to Median Incomes
25%
20%
15%
10%

# San Diego MSA: Avg. Rents vs. Jobs



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
1,360,000
1,260,000
1,160,000
1,060,000
960,000
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f 2007f 2008f 2009f
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **2.4%**

Forecast Market Rent Growth '04- '09: **3.5%**



Ratio of Rents to Median Incomes
25%
20%
15%
10%

# Bay Area: Avg. Rents vs. Jobs



$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
3,800,000
3,600,000
3,400,000
3,200,000
3,000,000
2,800,000
2,600,000
2000
2001
2002
2003
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **1.8%**

Forecast Market Rent Growth '04- '09: **4.2%**



Ratio of Rents to Median Incomes

# Seattle: Avg. Rents vs. Jobs



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
1,600,000
1,500,000
1,400,000
1,300,000
1,200,000
1,100,000
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f 2007f 2008f 2009f
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : 2.0%

Forecast Market Rent Growth '04- '09: 4.2%



Ratio of Rents to Median Incomes
25%
20%
15%
10%

# Portland: Avg. Rents vs. Jobs



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
1,070,000
1,020,000
970,000
920,000
870,000
820,000
770,000
720,000
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f 2007f 2008f 2009f
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **1.9%**

Forecast Market Rent Growth '04- '09: **2.4%**



Ratio of Rents to Median Incomes
25%
20%
15%
10%

# 2004 Capital Market Deployment

| Criteria | Southern California | Northern California | Seattle Metro. |
|---|---|---|---|
| Projected 5-year net-effective rent growth (per year) | 3%-4% | 4.25%-6.25% | 5%-6% |
| Current cap rates | 6%-6.5% | 5.75%-6% | 5.75%-6.25% |
| Property values relative to replacement cost | Similar | 10%-15% Below | 10%-15% Below |
| Implied 5-year asset appreciation | 10% | 12% | 13% |

*Using a 6.75% exit cap rate and average of growth and cap rate assumptions

# History of Success



# Annual Portfolio Growth

Multifamily Units
as of December 31,


28,000
23,000
18,000
13,000
8,000
3,000
4,410
15,106
18,673
20,762
23,699
26,012
'94
'99
'00
'01
'02
'03

Note: Includes partial ownership interest

# Prudent Market Timing



Q4-2003
Other 2%
Southern California 58%
Seattle Metro Area 17%
San Francisco Bay Area 18%
Portland Metro Area 5%
Q4-1994
Southern California 10%
Pacific Northwest 20%
San Francisco Bay Area 70%

# 10.1% Average FFO Growth

1995-2003


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$1.98
$2.23
$2.54
$2.85
$3.26
$3.90
$4.39
$4.50
$4.20
1995
1996
1997
1998
1999
2000
2001
2002
2003
12.6%
13.9%
12.2%
14.4%
19.6%
12.6%
2.5%
-6.7%

# Dividend History



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$1.67
$1.69
$1.72
$1.77
$1.95
$2.15
$2.38
$2.80
$3.08
$3.12
1994
Annualized
1995
1996
1997
1998
1999
2000
2001
2002
2003

# Conservative Payout Ratio



100%
50%
0%
91%
85%
77%
70%
68%
66%
61%
64%
68%
74%
1994-IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003

Note: Dividends as a percentage of FFO

# Consistent Occupancies



Financial Occupancy
For years ended December 31,
96%
97%
97%
96%
96%
96%
97%
95%
95%
96%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

# Strategically Positioned Among Our Peers

| | 5-Year* Total Annual Return |
|---|---|
| Essex Property Trust | 22.60% |
| Archstone Communities | 13.13% |
| Avalon Bay | 13.58% |
| BRE Properties | 13.90% |
| Equity Residential | 13.93% |

*Source: NAREIT ReitWatch, December 2003

# Essex's Common Stock Outperforms Key Indices



Total Return Performance
Essex Property Trust, Inc.
S&P 500*
NAREIT All Equity REIT Index
Index Value
300
250
200
150
100
50
0
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03

Source: SNL Financial LC

# Strong Financial Condition



# Total Market Capitalization

*($ in Millions)*


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$250
$1,200
$1,300
$1,900
$1,900
$2,206
$2,667
1994-IPO
1998
1999
2000
2001
2002
2003

# Strong Financial Condition

## Debt to Total Market Capitalization 31.2%

Total Market Capitalization $2.7 billion


Common Stock:
$1,625 million
61% of capital
Debt:
$832 million
31% of capital
Preferred Equity:
$210 million
8% of capital

As of December 31, 2003

# Conservative Leverage

Total Debt: $832 million
Interest Expense Coverage 3.5x


Tax Exempt -Variable
9%
$75 Million
Fixed
80%
$664 Million
Lines of Credit
11%
$93 Million

As of December 31, 2003

# Forward-looking Statement

SAFE HARBOR STATEMENT
UNDER THE PRIVATE SECURITIES LITITIGATION REFORM ACT OF 1995

This presentation includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995, including statements about projected growth in Funds from Operations and dividends, the Company's 2002 business plan, its projections regarding internal growth, external growth and redevelopment, its strategy and projections regarding the growth in its various markets, and its projections regarding the Essex Apartment Value Fund. The Company's actual results may differ materially from those projected in such forward-looking statements due to various factors, including, but not limited to, changes in economic conditions and market demand for rental units, the impact of competition and competitive pricing, unexpected delays in the development and leasing of development and redevelopment projects, and the other risks detailed in the Company's Securities and Exchange Commission filings.

TARGETED WEST COAST PORTFOLIO

ESSEX

PROPERTY TRUST, INC.



The Proven Leader In West Coast Apartments

ESS LISTED NYSE